EXHIBIT 10.2

                                                                       EXECUTION


                       AMENDMENT NO. 3 AND LIMITED WAIVER
                                       TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


          AMENDMENT NO. 3 AND LIMITED WAIVER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("AMENDMENT"), dated as of February 23, 2001, is among KMC TELECOM INC., a Delaware corporation ("KMC"), KMC TELECOM II, INC., a Delaware corporation ("KMC II"), KMC TELECOM III, INC., a Delaware corporation ("KMC III"), KMC TELECOM OF VIRGINIA, INC., a Virginia public service company ("KMC VIRGINIA"), KMC TELECOM LEASING I LLC, a Delaware limited liability company ("LEASING I"), KMC TELECOM LEASING II LLC, a Delaware limited liability company ("LEASING II"), KMC TELECOM LEASING III LLC, a Delaware limited liability company ("LEASING III"), KMC TELECOM.COM, INC., a Delaware corporation ("TELECOM.COM"); KMC III SERVICES LLC, a Delaware limited liability company ("SERVICES"; KMC, KMC II, KMC III, KMC Virginia, Leasing I , Leasing II, Leasing III, Telecom.com and Services being hereinafter collectively referred to hereinafter as the "BORROWERS"), the "Lenders" party hereto, FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (the "AGENT") and CIT LENDING SERVICES CORPORATION (f/k/a NEWCOURT COMMERCIAL FINANCE CORPORATION), as collateral agent for the Lenders (the "COLLATERAL AGENT"; the Agent together with the Collateral Agent being referred to as the "AGENTS").


          WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 15, 2000, as amended by Amendment No. 1 thereto dated as of March 28, 2000 and Amendment No. 2 thereto dated as of July 28, 2000 (as so amended, the "LOAN AGREEMENT"; undefined capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement), pursuant to which the Lenders have agreed to make certain "Loans" and other financial accommodations to the Borrowers; and


          WHEREAS, the Borrowers have requested that the Agents and the Lenders amend the Loan Agreement and waive certain provisions of the Loan Agreement in the manner set forth herein, and the Agents and the Lenders have agreed to such request.


          NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agents and the Lenders agree as follows:

          1. AMENDMENTS TO THE LOAN AGREEMENT. Effective as of the date first above written and subject to the satisfaction of the conditions set forth in
SECTION 4 below, the Loan Agreement shall be and hereby is amended as follows:

          1.1 SECTION 1.02 is hereby amended by adding the following after the definition of "APPLICABLE MARGIN" and before the definition of "ASSIGNMENT AGREEMENT":

                  "'APPROVED  VENDOR PROGRAM' shall mean the Borrowers'  program to purchase Telecommunications Equipment manufactured or produced by Lucent from Approved Vendors for use and installation in cities to be financed under this Agreement and in accordance with the Milestone Plan; PROVIDED, that such program, including the Approved Vendors participating therein, shall have been approved by Lucent.


                  'APPROVED   VENDORS'   shall  mean  vendors  and   value-added
            resellers participating in the Approved Vendor Program."

          1.2 Clause (a) of SECTION 2.02 is hereby deleted in its entirety and the following new clause (a) is substituted therefor (solely for convenience, added language is italicized):


            "(a) The proceeds of the Revolving Loans shall be used by the Borrowers to purchase Telecommunications Equipment, to pay transaction costs incurred in connection with the execution, delivery and performance of the Loan Documents, for financing Permitted Acquisitions and for working capital and other general corporate purposes, all as specified in the Notice of Borrowing and in accordance with the Milestone Plan; provided, however, that at any time that the Total Leverage Ratio is greater than 6:1 as determined by reference to the financial statements delivered pursuant to SECTION 5.06, proceeds of Revolving Loans may be used only to pay transaction costs incurred in connection with the execution and delivery of the Loan Documents, to purchase Telecommunications Equipment, and to finance Permitted Acquisitions. Subject to the provisions of SECTION 2.02(D), the proceeds of the Term B Loans shall be used by the Borrowers to (i) purchase
            Telecommunications Equipment pursuant to the Lucent Purchase Agreement, (II) TO PURCHASE AND INSTALL TELECOMMUNICATIONS EQUIPMENT THROUGH THE APPROVED VENDOR PROGRAM AND (III) to refinance the obligations of KMC III , Leasing III and Services under the Lucent Loan Agreement. Loans with respect to Telecommunications Equipment purchases may not be made to finance (i) soft costs (including installation, delivery and engineering costs) in excess of fifteen percent (15%) of the invoiced price for the related Switch Equipment or (ii) any support or installation costs associated with an operational system that would not be capitalized in accordance with GAAP."

          1.3 Clause (d) of SECTION 2.02 is hereby deleted in its entirety and the following new clause (d) is substituted therefor (solely for convenience, added language is italicized):


            "(d) The proceeds of any Term B Loan consisting of a Cash Advance shall be used exclusively to finance or reimburse invoices for Telecommunications Equipment purchased from Lucent OR FROM APPROVED VENDORS UNDER THE APPROVED VENDOR PROGRAM by KMC, KMC II or KMC III during the period commencing on the date that is twelve months prior to the Closing Date and ending on the Term B Loan Termination Date; provided, that (i) the maximum principal amount of any Term B Loan consisting of a Cash Advance shall not exceed $100,000,000, (ii) the principal amount of all Term B Loans consisting of Cash Advances to reimburse invoices for Telecommunications Equipment purchased from Lucent during the twelve month period prior to the Closing Date
            ("Pre-Closing Invoices") shall not exceed $241,000,000 in the aggregate and (iii) the Borrowers may not use the proceeds of any Term B Loan consisting of a Cash Advance to reimburse Pre-Closing Invoices after the second anniversary of the Closing Date.

          1.4 Clause (a) of SECTION 2.03 is hereby deleted in its entirety and the following new clause (a) is substituted therefor (solely for convenience, added language is italicized):


            "(a) A Borrower requesting a Loan shall deliver to each of the Agent and the Collateral Agent a Notice of Borrowing substantially in the form of EXHIBIT H-1 attached hereto on or before 11:00 a.m. (New York time) at least five (5) Business Days prior to the date on which such Loan is requested to be made if such Loan is requested to be a LIBOR Loan and at least two (2) Business Days prior to the date on which such Loan is requested to be made if such Loan is requested to be a Base Rate Loan, which notice, once given, shall be irrevocable; provided, however, that (i) only the Collateral Agent shall receive the attachments to the Notice of Borrowing, as outlined below, (ii) if the requested Loan is a Term B Loan consisting of a Cash Advance in excess of $50,000,000, the Notice of Borrowing shall be delivered as least seven (7) Business Days prior to the date on which such Loan is requested to be made, (iii) the applicable Borrower(s) shall provide to Lucent simultaneously with the provision of the Notice of Borrowing to the Agent and the Collateral Agent a list of the invoices (including dollar amounts) to be financed or reimbursed with the proceeds of the requested Term B Loan AND (IV) IN THE CASE OF ANY TERM B LOAN THE PROCEEDS OF WHICH ARE TO BE USED BY ANY BORROWER TO PAY AMOUNTS OUTSTANDING TO ANY APPROVED VENDOR, THE AGGREGATE AMOUNT OF ALL SUCH TERM B LOANS SHALL NOT EXCEED $28,000,000 AND LUCENT MAY ELECT TO MAKE SUCH PAYMENT DIRECTLY TO SUCH APPROVED VENDOR (OR TO PROVIDE FOR PAYMENT IN ANY OTHER MANNER ACCEPTABLE TO LUCENT AND SUCH APPROVED VENDOR). In the case of a Loan the proceeds of which will be used to purchase or reimburse any Borrower for Telecommunications Equipment (including any Telecommunications Equipment being purchased or reimbursed under the Lucent Purchase Agreement), the Notice of Borrowing delivered to the Collateral Agent will include a schedule supporting one hundred percent (100%) of Telecommunications Equipment requested to be funded. Such schedule will detail all invoices for equipment, third party labor, permits, other third party costs and all capitalized internal costs of the Borrowers with respect to such Telecommunications Equipment permitted under GAAP. All invoices over $25,000 will be attached to such schedule delivered to the Collateral Agent who shall review such invoices and verify that, when combined with the above described capitalized internal costs, such invoices will support at least seventy percent (70%) of the total requested funding AND IN THE CASE OF ANY TERM B LOANS, ALL OR ANY PORTION OF THE PROCEEDS OF WHICH ARE TO BE USED TO PAY AMOUNTS OUTSTANDING TO ANY APPROVED VENDOR, INVOICES FROM APPROVED VENDORS WILL SUPPORT ALL OR SUCH PORTION OF SUCH PROCEEDS. In addition, if the Telecommunications Equipment is being purchased or reimbursed under the Lucent Purchase Agreement, a certificate of delivery and acceptance in the form of EXHIBIT R shall be attached to the Notice of Borrowing delivered to the Collateral Agent. In the case of a Loan the proceeds of which will be used to pay or reimburse any Borrower for transaction costs, the Notice of Borrowing delivered to the Collateral Agent will include a copy of the invoice from the provider of the service or other appropriate supporting documentation. In the case of a Loan, the proceeds of which will be used for working capital or other general corporate purposes, the Notice of Borrowing delivered to the Collateral Agent will contain a certification that the making of such Loan does not violate any provision of either Indenture or the terms of the preferred Equity Interests of KMC Holdings. The Notice of Borrowing shall, with respect to any Loans requested, specify whether such requested Loans are to be Base Rate Loans or LIBOR Loans, and if such requested Loans are to be LIBOR Loans, the requested Interest Period for such Loans."

          2. LIMITED WAIVERS TO LOAN AGREEMENT. On the basis of the representations and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, the Agents and Requisite Lenders hereby agree to waive any Default or Event of Default which may have occurred under
SECTION 9.01(B) of the Loan Agreement solely as a result of the Borrowers' failure to deliver not later than January 15, 2001 pursuant to SECTION
5.06(F)(II) of the Loan Agreement, an annual operating budget on a quarterly basis for the 2001 calendar year in compliance with the Milestone Plan.

          3. LIMITATION OF WAIVER. Without limiting the generality of the provisions of SECTION 11.02(B) of the Loan Agreement, the waiver set forth above shall be limited precisely as written and relates solely to noncompliance by the Borrowers with the provisions of SECTIONS 5.06(F)(II) and 9.01(B) of the Loan
Agreement in the manner and to the extent described above and nothing in this Amendment shall be deemed to:

          (a) constitute a waiver of compliance by Borrower with respect to (i) SECTIONS 5.06(f)(ii) and 9.01(B) of the Loan Agreement in any other instance or
(ii) any other term, provision or condition of the Loan Agreement or any other instrument or agreement referred to therein; or

          (b) prejudice any right or remedy that the Agents or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Loan Agreement or any other instrument or agreement referred to therein.


          Except as expressly set forth herein, the terms, provisions and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

          4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above written, if, and only if, the Agents have received duly executed originals of (i) this Amendment from the Borrowers, the Requisite Lenders and the Agents and (ii) a Reaffirmation of Guaranty in the form of Exhibit A annexed hereto by KMC Holdings, KMC I Services LLC and KMC II Services LLC.

          5. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The Borrowers hereby represent and warrant as follows:

          (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all representations and warranties made in the Loan Agreement, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

          (c) As of the date hereof, and after giving effect to this Amendment, each Borrower shall be in compliance with all the terms and provisions set forth in the Loan Agreement, as amended hereby, on its part to be observed or performed, and no Event of Default or Default shall have occurred and be continuing.

          6.    REFERENCE    TO   AND    EFFECT    ON   THE   LOAN    AGREEMENT.

          (a) Upon the effectiveness of SECTION 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this Loan Agreement," "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement shall mean and be a reference to the Loan Agreement as modified hereby.

          (b) The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE LOAN AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

          8. PARAGRAPH HEADINGS. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties thereto.

          9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


            THE BORROWERS:


                                    KMC TELECOM INC.

                                    KMC TELECOM II, INC.

                                    KMC TELECOM III, INC.

                                    KMC TELECOM OF VIRGINIA, INC.

                                    KMC TELECOM.COM, INC.

                                    In each case:


                                    By: /S/ CONSTANCE LOOSEMORE
                                       -------------------------------------
                                    Name:  Constance Loosemore
                                    Title: Vice President
                                           Assistant Treasurer

                                    KMC TELECOM LEASING I LLC
                                    By:  KMC TELECOM INC., as its Sole Member


                                    By: /S/ CONSTANCE LOOSEMORE
                                       -------------------------------------
                                    Name:  Constance Loosemore
                                    Title: Vice President
                                           Assistant Treasurer


                                    KMC TELECOM LEASING II LLC
                                    By: KMC TELECOM II, INC., as its Sole Member


                                    By: /S/ CONSTANCE LOOSEMORE
                                       -------------------------------------
                                    Name: Constance Loosemore
                                    Title: Vice President
                                           Assistant Treasurer

                                    KMC TELECOM LEASING III LLC

                                    KMC III SERVICES LLC

                                    In each case:

                                    By: KMC TELECOM III, INC., as its Sole
                                        Member


                                    By:
                                       ------------------------------------
                                    Name:
                                    Title:  CFO


                                    FIRST UNION NATIONAL BANK, as the Agent
                                    and as a Lender


                                    By: /S/ G.C. ULLRICH
                                       -------------------------------------
                                    Name:  G.C. Ullrich
                                    Title: Senior Vice President


                                    CIT  LENDING  SERVICES   CORPORATION
                                    (f/k/a NEWCOURT COMMERCIAL FINANCE
                                    CORPORATION), as the Collateral Agent and as a Lender


                                    By: /S/ MICHAEL V. MONAHAN
                                       -------------------------------------
                                    Name:  Michael V. Monahan
                                    Title: Vice President


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as a Lender


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as a Lender


                                    By: /S/ BRIAN P. WARD
                                       -------------------------------------
                                    Name:  Brian P. Ward
                                    Title: Manager - Operations


                                    LUCENT TECHNOLOGIES INC., as a Lender


                                    By: /S/ DINA FEDE
                                       -------------------------------------
                                    Name:  Dina Fede
                                    Title: Director-NA Customer Finance


                                    CREDIT SUISSE FIRST BOSTON, as a Lender


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    DRESDNER BANK AG NEW YORK AND GRAND
                                    CAYMAN BRANCHES, as a Lender


                                    By: /S/ BRIAN SCHNEIDER
                                       -------------------------------------
                                    Name:  Brian Schneider
                                    Title: Assistant Vice President

                                    By: /S/ MICHAEL S. GREENBERG
                                       -------------------------------------
                                    Name:  Michael S. Greenberg
                                    Title: Assistant Vice President

                                    MORGAN STANLEY SENIOR FUNDING, INC.,
                                    as a Lender


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    MORGAN STANLEY DEAN WITTER PRIME INCOME
                                    TRUST, as a Lender

                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    UNION BANK OF CALIFORNIA, N.A., as a Lender


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    Stein Roe & Farnham Incorporated As Agent for KEYPORT LIFE INSURANCE COMPANY, as a Lender


                                    By: /S/ JAMES R. FELLOWS
                                       -------------------------------------
                                    Name:  James R. Fellows
                                    Title: Sr.Vice President & Portfolio Manager

                                    STEIN ROE FLOATING RATE LIMITED
                                    LIABILITY COMPANY, as a Lender

                                    By: /S/ JAMES R. FELLOWS
                                       -------------------------------------
                                    Name:  James R. Fellows
                                    Title: Senior Vice President


                                    IBM CREDIT CORPORATION, as a Lender


                                   By: /S/ THOMAS S. CURCIO
                                       -------------------------------------
                                   Name:  Thomas S. Curcio
                                   Title: Manager of Credit,
                                          Commercial & Specialty Financing